Exhibit 12.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER UNDER SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Dror Ben-Asher, certify that:

1. I have reviewed this Amendment No. 1 to Annual Report on Form 20-F of RedHill Biopharma Ltd.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: May 15, 2019

/s/ Dror Ben-Asher
Dror Ben-Asher
Chief Executive Officer and Chairman of the Board of Directors